[GRAPHIC OMITTED][GRAPHIC OMITTED]







                                LEGG MASON TRUST
                                 CODE OF ETHICS

                              Dated: June 1, 2005

























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                                TABLE OF CONTENTS
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
         Topic                                                                                 Page

I. Introduction 1

         A.       Individuals and Entities Covered by the Code                                  1

         B. Fiduciary Duty 1

                  1.       The Client Comes First                                               1
                  2.       Avoid Taking Advantage                                               1
                  3.       Comply with the Code                                                 1

         C.       Application of the Code to Independent Directors                              2

II.      Personal Securities Transactions Involving Legg Mason Funds                            2
         -----------------------------------------------------------

         A.       Preclearance of Transactions in Legg Mason Funds                              2

                  1.       General Requirement                                                  2
                  2.       Legg Mason Fund Trade Authorization Request Forms                    2
                  3.       Review of Form                                                       3
                  4.       Length of Trade Authorization Approval                               3
                  5.       No Explanation Required for Refusals                                 3

         B.       Execution of Transactions in Legg Mason Funds                                 3

         C.       Prohibited Transactions in Legg Mason Funds                                   3
                  1.       60 Day Holding Period.                                               3
                  2.       Other Prohibited Trading                                             4

         D.       Exemptions for Transactions in Legg Mason Funds                               4

                  1.       Legg Mason Money Market Funds                                        4
                  2.       No Knowledge                                                         4
                  3.       Systematic Investment Plans                                          4

         E.       Reporting Requirements for Transactions in Legg Mason Funds                   4


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III.     Personal Securities Transactions Not Involving Legg Mason Funds 4 A.
         Preclearance Requirements for Access Persons 4

                  1.       General Requirement                                                  5
                  2.       Trade Authorization Request Forms                                    5
                  3.       Review of Form                                                       5
                  4.       Length of Trade Authorization Approval                               5
                  5.       No Explanation Required for Refusals                                 6

         B. Execution of Personal Securities Transactions 6

         C. Prohibited Transactions 6

                  1. Always Prohibited Securities Transactions 6

                           a.       Inside Information                                          6
                           b.       Market Manipulation                                         6
                           c.       Others                                                      6

                  2. Generally Prohibited Securities Transactions 6

                           a. Initial Public Offerings 7 b. Trading Blackout
                                    (all Access Persons)                                        7
                           c.       Seven-Day Blackout
                                    (Fund Portfolio Managers only)                              7
                           d.       60-Day Blackout (Investment
                                    Personnel only)                                             7
                           e.       Private Placements (Investment
                                    Personnel only)                                             8

         D. Exemptions 8

                  1.       Exemptions from Preclearance and Treatment as
                           a Prohibited Transaction                                             8

                           a.       Mutual Funds                                                8
                           b.       No Knowledge                                                8
                           c.       Legg Mason, Inc. Stock                                      8
                           d.       Certain Corporate Actions                                   8

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                           e.       Systematic Investment Plans                                 8
                           f.       Options-Related Activity                                    9
                           g.       Commodities, Futures, and Options on Futures                9
                           h.       Rights                                                      9
                           i.       Miscellaneous                                               9

                  2. Exemption from Treatment as a Prohibited Transaction 9

                           a.       Employer of Access Person Does
                                    Not Make Investment Decisions
                                    For the Relevant Fund                                       10

                           b. De Minimis Transactions 10

                                    i.  Equity Securities 10
                                    ii. Fixed Income Securities 10

                           c. Options on Broad-Based Indices 10

         E. Reporting Requirements 11

                  1.       Initial and Periodic Disclosure of Personal Holdings
                           by Access Persons                                                    11
                  2.       Transaction and Periodic Statement Reporting
                           Requirements                                                         11
                  3.       Disclaimers                                                          11
                  4.       Availability of Reports                                              12

         F. Review of Personal Securities Transactions 12


IV. Fiduciary Duties 12

         A. Confidentiality 12

         B. Gifts 12

                  1.       Accepting Gifts                                                      12
                  2.       Solicitation of Gifts                                                12
                  3.       Giving Gifts                                                         12
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         C. Corporate Opportunities 13

         D. Undue Influence 13

         E. Service as a Director 13


V.       Administration of the Code of Ethics                                                   13

         A. Code of Ethics Review Committee 13

                  1.       Administration by the Chief Compliance Officer                       13
                  2.       Investigating Violations of the Code                                 13
                  3.       Annual Reports                                                       14

         B. Remedies 14

                  1. Sanctions 14 2. Review 14

         C. Exceptions to the Code 14

         D. Inquiries Regarding the Code 15

VI. Definitions 15

         "Access Person"                                                                        15
         "Beneficial Interest"                                                                  15
         "Code"                                                                                 15
         "Chief Compliance Officer"                                                             16
         "Equivalent Security"                                                                  16
         "Fund Adviser"                                                                         16
         "Fund Portfolio Manager"                                                               16
         "Immediate Family"                                                                     16
         "Independent Director"                                                                 17
         "Investment Personnel" and "Investment Person"                                         17
         "Legg Mason"     17
         "Legg Mason Fund" and "Fund"                                                           17
         "Preclearance Officer"                                                                 17
         "Securities Transaction"                                                               17
         "Security"                                                                             17

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VII. Appendices to the Code 17

         Appendix 1    -     Contact Persons                                                    i
         Appendix 2    -     Acknowledgement of Receipt of Code of Ethics
                             and Personal Holdings Report                                       ii
         Appendix 3A  -      Legg Mason Fund Trade Authorization Request                        iv
         Appendix 3B  -  Trade Authorization Request for Access Persons                         v
         Appendix 4    -     Certification of Access Person's Designee                          vi
         Appendix 5    -     Form Letter to Broker, Dealer or Bank                              vii
         Appendix 6        - Certification of No Beneficial Interest                            viii
         Appendix 7    -   New Account(s) Report                                                ix
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I.                INTRODUCTION

A. Regulatory Requirement to establish the Code. Under Rule 204A-1 of the Investment Advisors Act of 1940, a firm must establish, maintain and enforce a Code of Ethics. All Access Persons of Legg Mason Trust, fsb ("LMT") have a duty to comply with the firm's Code and with the requirements of the Federal securities laws.

B. Individuals and Entities Covered by the Code. Unless the use of another Code of Ethics has been approved in writing by the Chief Compliance Officer ("CCO"), all Access Persons(1) are subject to the provisions of this Code. (See Section I.C. for information regarding the application of the Code to Independent Directors).

C. Fiduciary Duty. The Code is based on the principle that Access Persons owe a fiduciary duty to LMT Clients and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any of the clients of LMT.

         As fiduciaries, Access Persons must at all times comply with the following principles:

                  1. The Clients Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of LMT Clients. An Access Person may not induce or cause LMT to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of clients. For example, an Access Person would violate this Code by causing LMT accounts to purchase a Security the Access Person owned solely for the purpose of increasing the price of that Security.

                  2. Avoid Taking Advantage. Access Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of Fund portfolio holdings to engage in short term trading of Legg Mason Funds. In addition, receipt of investment opportunities, perquisites, or gifts from persons seeking business with LMT could call into question the exercise of an Access Person's independent judgment.

                  3. Comply With the Code. Doubtful situations should be resolved in favor of LMT. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties. Access Persons must report any violations of the Code to the CCO.

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C. Application of the Code to Independent Directors of LMT. This Code applies to
                  Independent Directors of LMT and requires Independent
                  Directors to comply with each of the provisions of Section II regarding transactions in Legg Mason Funds (with the exception of Section II.A requiring the preclearance of such transactions). Independent Directors are also required in accordance with Section III of this Code, which governs Securities Transactions in Securities other than Legg Mason Funds, to disclose information regarding personal holdings, securities transactions, and accounts in accordance with Sections III.E.1, and 2. The other provisions of Section III of the Code requiring preclearance of trades (Section III.A.), execution of personal trades through Legg Mason (Section III.B.) and prohibited transactions (Section III.C.), and the provisions of Section IV of the Code regarding receipt of gifts (Section IV.B.), and restrictions on serving as a director of a publicly traded company (Section IV.E.) do not apply to Independent Directors.


II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING LEGG MASON FUND

A. Preclearance of Transactions in Legg Mason Funds.


1. General Requirement. A Preclearance Officer must preclear each Securities Transaction in which an Access Person has or acquires a Beneficial Interest in a Legg Mason Fund.

2. Legg Mason Fund Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction involving a Legg Mason Fund, the Access Person must complete a Legg Mason Fund Trade Authorization Request form (Appendix 3A) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations. In the event an Access Person is unable to complete a Legg Mason Fund Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the form and the Certification of Access Person's Designee (Appendix 4) and submit both forms to a Preclearance Officer. Proposed Securities Transactions for a Preclearance Officer must be submitted to another Preclearance Officer for approval.

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3.   Review  of  Form.  After  receiving  a  completed  Legg  Mason  Fund  Trade
     Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past transactions by the Access person in the relevant fund(s), as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted must be reflected on the form. The Preclearance Officer should keep one copy of the completed form for the Appropriate Compliance Department and provide one copy to the Access Person seeking authorization.

     No order may be placed prior to the receipt of written authorization of the transaction by a Preclearance Officer. Verbal approvals are not permitted.

4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation,
     (2) the close of business on the next trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Legg Mason Fund Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed.

5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction involving a Legg Mason Fund for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing any authorization request. B. Execution of Transactions in Legg Mason Funds. Unless an exception is provided in writing by the CCO, all transactions in Legg Mason Funds shall be executed through Legg Mason.

         C. Prohibited Transactions in Legg Mason Funds.
                    1. 60 Day Holding Period. No Access Person may sell shares of a Legg Mason Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of share of the same Legg Mason Fund for the same account, including a retirement account.

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                    2.     Other Prohibited Trading. No Access Person may use
                           his or her knowledge of the portfolio holdings of a Legg Mason Fund to engage in a short-term trading strategy involving such fund that in the sole discretion of a Preclearance Officer may conflict with the best interests of the Fund and its shareholders.

D. Exemptions for Transactions in Legg Mason Funds. The following Securities transactions involving Legg Mason Funds are exempt from the preclearance requirements set forth in Section II.A and the prohibited transaction restriction set forth in Section II. C:

                  1. Legg Mason Money Market Funds. Acquisitions or sales of Legg Mason Funds that are money market funds.

                     2. No Knowledge. Acquisitions or sales of Legg Mason Funds where the Access Person has no knowledge or the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                     3. Systematic Investment Plans. Acquisitions or sales of Legg Mason Funds pursuant to a systematic investment or withdrawal plan that has previously been approved by a Preclearance Officer. A systematic investment or withdrawal plan is one pursuant to which a prescribed purchase or sale will be made automatically on a regular, predetermined basis without affirmative action by the Access Person (for example, Legg Mason Future First, automated payroll deduction investments by 401(k) participants, or automatic investment of fees by Independent Directors).

         E. Reporting Requirements for Transactions in Legg Mason Funds. Each Access Person must arrange for the CCO to receive directly from Legg Mason (or the Access Person's other approved brokerage firm) duplicate copies of each confirmation for each transaction involving a Legg Mason Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Legg Mason Funds. No reports are required: (1) with respect to transactions effected pursuant to an automatic investment plan; or (2) with respect to securities held in accounts over which the access person had no direct or indirect influence or control.


                                       4

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III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON FUNDS

         A.       Preclearance Requirements for Access Persons.

1. General Requirement. Except for the transactions specified in Section III.D.1, any Securities Transaction in which an Access Person has or acquires a Beneficial Interest must be
                      precleared with the Preclearance             Officer.


2. Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction that requires preclearance, the Access Person must complete a Trade Authorization Request form (Appendix 3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations. In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and the Certification of Access Person's Designee (Appendix 4) and submit both forms to a Preclearance Officer.

                           Proposed Securities Transactions of a Preclearance Officer that require preclearance must be submitted to another Preclearance Officer.

                  3. Review of Form. After receiving a completed Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions on the LMT Trading Desk, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should keep one copy of the completed form for the CCO and provide one copy to the Access Person seeking authorization.

                           No order for a securities transaction for which preclearance authorization is required may be placed prior to the receipt of written authorization of the transaction by the Preclearance Officer. Verbal approvals are not permitted.

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                  4.   Length of Trade Authorization  Approval.  The
                       authorization provided by the Preclearance Officer is effective until the earlier of (1) its revocation, (2) the close of business on the next trading day immediately following the trading day on which authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

                  5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

         B. Execution of Personal Securities Transactions. Transactions in Securities subject to the preclearance requirements may be executed through any broker, dealer, bank, or mutual fund so long as the requirements of Section III.E.2. (Transaction Reporting Requirements) are met.

         C.       Prohibited Transactions.

                  1. Always Prohibited Securities Transactions. The following Securities Transactions are prohibited and will not be authorized under any circumstances:

a. Inside Information. Any transaction in a Security by an individual who possesses material nonpublic information regarding the Security or the issuer of the Security;

                           b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                           c. Others. Any other transaction deemed by the CCO to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

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         2.       Generally Prohibited Securities Transactions. Unless
                  exempted by Section III.D, the following Securities Transactions are prohibited and will not be authorized by a Preclearance Officer absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.


                  a. Initial Public Offerings. Any purchase of a Security by Access Persons in an initial public offering (other than a new offering of a registered open-end investment company);


                  b. Trading Blackout (all Access Persons). Any purchase or sale of a Security by an Access Person at any time during which any LMT client has a pending buy or sell order in the same Security (or Equivalent Security);

                  c. Seven-Day Blackout (Fund Portfolio Managers only). Any purchase or sale of a Security by a Fund Portfolio Manager within seven calendar days of a purchase or sale of the same Security (or Equivalent Security) by a Fund managed by that Fund Portfolio Manager. For example, if a Fund trades a Security on day one, day eight is the first day the Fund Portfolio Manager may trade that Security for an account in which he or she has a Beneficial Interest;


                  d.       60-Day Blackout   (Investment Personnel only).
                           (1)  Purchase of a Security in which
                           an Investment Person thereby acquires a Beneficial Interest within 60 days of a sale of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, and
                           (2) sale of a Security in which an Investment Person has a Beneficial Interest within 60 days of a purchase of the Security (or an Equivalent
                           Security) in which such Investment Person had a Beneficial Interest, if, in either case, a LMT client held the same Security at any time during the 60 days ; unless the Investment Person agrees to give up all profits on the transaction to a charitable organization specified in accordance with Section V.B.I. Of course, Investment Personnel must place the interests of the clients first; they may not avoid or delay purchasing or selling a security for clients in order to profit personally; and

                  e. Private Placements. Acquisition of a Beneficial Interest in Securities in a private placement by an Access Person is strongly discouraged. A Preclearance

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                           Officer will give permission only after considering,
                           among other facts, whether the investment opportunity should be reserved for a Fund and whether the opportunity is being offered to the person by virtue of the person's position as an Access Person. Access Persons who have acquired a Beneficial Interest in Securities in a private placement are required to disclose their Beneficial Interest to the CCO. If the Access Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a Fund, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Fund Portfolio Manager with no personal interest in the issuer.



         D. Exemptions.

                  1. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the preclearance requirements set forth in Section III.A. and the prohibited transaction restrictions set forth in
                           Section III.C.:

                           a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies other than a Legg Mason Fund.

                           b. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed).

                           c. Legg Mason, Inc. Stock. Any purchase or sale of Legg Mason, Inc. stock. Employees of LMT, however, are subject to Legg Mason, Inc.'s policies and procedures relating to acquisitions and dispositions of Legg Mason, Inc. securities.

                           d. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities.

                           e. Systematic Investment Plans. Any acquisition of a security pursuant to a systematic investment plan that has previously been approved pursuant to the Code. A systematic investment plan is one pursuant to which a prescribed investment will be made automatically on a regular, predetermined basis without affirmative action by the Access Person.

                           f. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.A. and III.C. are not applicable to the sale of the underlying security.

                           g. Commodities, Futures, and Options on Futures. Any Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures.

                           h. Rights. Any acquisition of Securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                           i. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, (6) UITs that invest solely in unaffiliated open-end mutual funds; and (7) other Securities as may from time to time be designated in writing by the CCO on the ground that the risk of abuse is minimal or non-existent.

1.                         Exemption from Treatment as a Prohibited Transaction.
                           The following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in Section III.C. They are not exempt from the preclearance requirements set forth in Section III.
                           A:


a. Employer of Access Person Does Not Make Investment Decisions For the Relevant Fund. The prohibitions in Sections III.C.2.b, c, and d are not applicable to any Securities Transaction effected by an Access Person if the employer of the Access Person is not the Fund Adviser that makes investment decisions for the relevant Fund, so long as the Access Person does not have actual knowledge of any open, executed, or pending transactions for such Fund. A Security Transaction effected by an Access Person who has actual knowledge of an open, executed, or pending portfolio transaction by any Fund is not exempt from the prohibitions of Sections III.C.2.b, c, and d. Employees of more than one Fund Adviser must take into account the transactions of Funds managed by each of their employers.


b. De Minimis Transactions. The prohibitions in Section III.C.2.b and c are not applicable to the following transactions:

        i. Equity Securities. Any equity Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

        ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

c. Options on Broad-Based Indices. The prohibitions in Section III.C.2. b, c and d are not applicable to any Securities Transaction involving options on certain broad-based indices designated by the CCO. The broad-based indices designated by the CCO may be changed from time to time and presently consist of the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap indices.

         E.       Reporting Requirements

1. Initial and Periodic Disclosure of Personal Holdings by Access Persons. Within ten (10) days of being designated as an Access Person and thereafter on an annual basis (during the month of January), an Access Person must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).

2. Transaction and Periodic Statement Reporting Requirements. An Access Person must arrange for the CCO to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and quarterly statements for each account in which such Access Person has a Beneficial Interest. Unless a written exception is granted by the CCO, an Access Person must also arrange for the CCO to receive directly from any mutual fund that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest duplicate copies of periodic statements for each account in which such Access Person has a Beneficial Interest.

No reports are required:
        a. With respect to transactions effected pursuant to an automatic investment plan,

        b. With respect to securities held in accounts over which the access person had no direct or indirect influence or control, or

        c.                                  With respect to the following types
                                            of securities:

                i.                          Direct obligations
                                            of the Government of the United
                                            States;

                ii. Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

                iii.                        Shares issued by money market funds;

                iv. Shares issued by open-end funds other than reportable funds; and

                v. Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are reportable funds

                           Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

                           If an Access Person opens an account at a broker, dealer, bank, or mutual fund that has not previously been disclosed, the Access Person must immediately notify the CCO in writing of the existence of the account and make arrangements to comply with the requirements set forth herein. Access Persons may (but are not required to) report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 7.

                           If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the CCO.

                  3. Disclaimers. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

4. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the Board of LMT, the Board of Directors of each Legg Mason Fund, the Chairman of the Board and the Vice Chairman of Legg Mason, Inc., the Legg Mason Code of Ethics Review Committee, the CCO, the Preclearance Officer, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

         F. Review of Personal Securities Transactions. The CCO (or designee) will review Access Person's personal securities transactions no less frequently than on a quarterly basis.


IV.      FIDUCIARY DUTIES

         A. Confidentiality. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolios of LMT clients, except to persons whose responsibilities require knowledge of the information.


         B.       Gifts. The following provisions on gifts apply to all Access
                  Persons.

                  1. Accepting Gifts. On occasion, because of their position with the LMT, Access Persons may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of LMT. Gifts of a nominal value (i.e., gifts whose reasonable value is no more than $100 a year), and customary business meals, entertainment (e.g., sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted. If an Access Person receives any gift that might be prohibited under this Code, the Access Person must immediately inform the CCO.

                  2. Solicitation of Gifts. Access Persons may not solicit gifts or gratuities.

                  3. Giving Gifts. Access Persons may not personally give gifts with an aggregate value in excess of $100 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

         C. Corporate Opportunities. Access Persons may not take personal advantage of any opportunity properly belonging to LMT. For example, an Access Person should not acquire a Beneficial Interest in a Security of limited availability without first offering the opportunity to purchase such Security to the clients of LMT.


         D. Undue Influence. Access Persons may not cause or attempt to cause LMT to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for LMT, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for LMT (or, if the Access Person in question is a person with authority to make investment decisions for LMT, to the CCO). The person to whom the Access Person reports the interest, in consultation with the CCO, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.


         E. Service as a Director. No Access Person may serve on the board of directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Access Person be isolated, through a Chinese Wall or other procedures, from those making investment decisions related to the issuer on whose board the Access Person sits.


V.       COMPLIANCE WITH THE CODE OF ETHICS

         A. Administration of the Code of Ethics

                  1. Administration by the Chief Compliance Officer. The designated CCO is responsible for the regular administration of this Code of Ethics.


                  2. Investigating Violations of the Code. The CCO is responsible for investigating any suspected violation of the Code and shall report the results of each investigation of a matter which the CCO believes constitutes a violation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported violation of the Code. Any violation of the Code by an Access Person will be reported to the Board of Directors of LMT, and to the extent required, the relevant Legg Mason Funds no less frequently than each quarterly meeting.


                  3. Annual Reports. The CCO, with assistance from the Code of Ethics Review Committee, will review the Code at least once a year, in light of legal and business developments and experience in implementing the Code, and will report to the LMT Board of Directors:

                           a. Summarizing existing procedures concerning personal investing and any changes in the procedures made during the past year;

                           b.       Identifying any violation requiring
                                    significant remedial action during the past year; and

                           c. Identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

         B.       Remedies


               1.   Sanctions. Any employee who violates the Code of Ethics
                           trading requirements can be subject to disciplinary actions, including possible dismissal.

                           Any securities transactions executed in violation of the Code (e.g. with respect to Legg Mason Funds or Stock, trading blackouts, initial public offerings and private placements, and Preclearance periods) can subject the employee to warnings, limitations on trading financial penalties (particularly unwinding the trade or disgorgement of profits), suspension or dismissal, depending on the severity and/or frequency of the violations.

                           Violations of law (e.g. trading on inside information, market manipulation, conflicts of interest) will be reported to the appropriate authorities and will be grounds for dismissal.

                           Enforcement of the Code of Ethics will be administered by the Chief Compliance Officer, and depending on the severity, the Chief Operating Officer, Chief Executive Officer, or Chairman of the Board.



                  2. Review. Whenever the CCO determines that an Access Person has committed a violation of this Code that merits remedial action, the CCO will report no less frequently than quarterly to the Code of Ethics Review Committee and the Board of Directors of LMT, information relating to the investigation of the violation, including any sanctions imposed. The Code of Ethics Review Committee and/or the Board of Directors may modify such sanctions as they deem appropriate. The Board shall have access to all information considered by the CCO in relation to the case.

         C. Exceptions to the Code. Although exceptions to the Code will rarely, if ever, be granted, the CCO may grant exceptions to the requirements of the Code on a case by case basis if the CCO finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Code of Ethics Review Committee.

         D. Inquiries Regarding the Code. The CCO will answer any questions about this Code or any other compliance-related matters.

VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "Access Person" means:

1.                         Any of LMT's supervised persons:

i. Who has access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund, or

ii. Who is involved in making securities recommendations to clients, or who has access to such recommendations that are nonpublic.

2. All of LMT's directors and officers; and 3. Such other persons as the CCO shall designate.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the CCO. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 204A-1 promulgated under the Investment Advisers Act of 1940, as amended.

         "Beneficial Interest" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

                  (1)      any Security owned individually by the Access Person;

                  (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, UTMA accounts, partnerships, trusts and controlling interests in corporations); and

                  (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                           a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                           b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person is able to provide the CCO with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 6 (Certification of No Beneficial Interest) in connection with such requests.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the CCO. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and
(5) promulgated under the Securities Exchange Act of 1934, as amended.

         "Code" means this Code of Ethics, as amended.

         "Chief Compliance Officer" for LMT employees means such person as designated by the Board of LMT from time to time, or in the absence of such appointment, the President of LMT.

         "Equivalent Security" means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "Fund Adviser" means any entity that acts as a manager, adviser or sub-adviser to a Legg Mason Fund.

         "Fund Portfolio Manager" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a Fund.

         "Immediate Family" of an Access Person means any of the following persons:

      child                      grandparent                son-in-law
      stepchild                  spouse                     daughter-in-law
      grandchild                 sibling                    brother-in-law
      parent                     mother-in-law              sister-in-law
      stepparent                 father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that the CCO determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "Independent Officer/Director" means an officer or director of LMT, who is not also an employee of LMT.

         "Investment Personnel" and "Investment Person" mean each Fund Portfolio Manager and any Access Person who, in connection with his or her regular functions or duties, provides information and advice to any portfolio manager or who helps execute any portfolio manager's decisions.

     "Legg Mason" means Legg Mason Wood Walker, Incorporated.


     "Legg Mason Fund" and "Fund" mean an investment company registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Focus Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc..


         "Preclearance Officer" means each person designated as a Preclearance Officer by the Code of Ethics Review Committee, or a Code of Ethics Review Committee delegate.

         "Securities Transaction" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

         "Security" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

         "Reportable fund" means: (i) Any fund for which you serve as an investment adviser as defined in section 2(a)(20) of the Investment Company Act of 1940 (i.e., in most cases you must be approved by the fund's board of directors before you can serve); or (ii) Any fund whose investment adviser or principal underwriter controls you, is controlled by you, or is under common control with you. For purposes of this section, control has the same meaning as it does in section 2(a)(9) of the Investment Company Act of 1940. See Appendix #9 for a list of reportable funds.

         "Reportable security" means a security as defined in section 202(a)(18) of the Act (15 U.S.C. 80b-2(a)(18)), except that it does not include: (i) Direct obligations of the Government of the United States; (ii) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) Shares issued by money market funds; (iv) Shares issued by open-end funds other than reportable funds; and (v) Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are reportable funds

VII.     APPENDICES TO THE CODE

     The following appendices are attached to and are a part of the Code:

     Appendix 1.  Contact Persons;
                  ---------------

     Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
                  ----------------------------------------------------------
                           HoldingsReport;
                           --------------
     Appendix 3A. Legg Mason Fund Trade Authorization Request;
                  -------------------------------------------

     Appendix 3B. Trade Authorization Request for Access Persons;
                  ----------------------------------------------

     Appendix 4.  Certification of Access Person's Designee;
                  -----------------------------------------

     Appendix 5.  Form Letter to Broker, Dealer, Bank, or Mutual Fund.
                  ---------------------------------------------------

     Appendix 6.  Certification of No Beneficial Interest.

     Appendix 7.  New Account(s) Report.

                                   Appendix 1

                                                  CONTACT PERSONS

PRECLEARANCE OFFICERS

     Jeffrey L. Caples

DESIGNEES OF PRECLEARANCE OFFICER

     James P. Gauthier

CHIEF COMPLIANCE OFFICER

     Timothy J. Hynes III

                                   Appendix 2

    ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics dated June, 2004 and represent that:

1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from preclearance.

3. In accordance with the Code of Ethics, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6. In accordance with the Code, the following is a list of all Securities in which I have a Beneficial Interest:

          Provide the information requested below for each account that you maintain with a broker, dealer, bank, or mutual fund. Indicate "None" if appropriate.

---------------------------------------- -------------------------------------- --------------------------------------
   NAME OF BROKER, DEALER, BANK, OR
              MUTUAL FUND                            ACCOUNT TITLE                         ACCOUNT NUMBER
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                     (Attach a separate sheet if necessary)

         Attach the most recent account statement for each account identified above that is not maintained at Legg Mason Wood Walker, Incorporated.

         If you own Beneficial Interests in Securities that are not listed on an attached account statement or in an account maintained at Legg Mason Wood Walker, Incorporated, list them below. Include private equity investments. Indicate "None" if appropriate.

--------------------- -------------------- ------------------- -------------------------- -----------------------------
  NAME OF BROKER,        ACCOUNT TITLE       ACCOUNT NUMBER        NAME OF SECURITY        NUMBER OF SHARES/PRINCIPAL
  DEALER, BANK, OR                                                                                   AMOUNT
    MUTUAL FUND
--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------
--------------------- -------------------- ------------------- -------------------------- -----------------------------

--------------------- -------------------- ------------------- -------------------------- -----------------------------

                                        (Attach separate sheet if necessary)

  In accordance with the Code, the following is a list of publicly-held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. Indicate "NA" or "None" if appropriate.

------------------------------------------------------------ ----------------------------------------------------------
                      NAME OF COMPANY                                           BOARD MEMBER SINCE
------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------

8. I certify that the information on this form is accurate and complete.



Access Person's Name



----------------------------------                      ------------------------
Access Person's Signature                               Date

                                   Appendix 3A


                   LEGG MASON FUND TRADE AUTHORIZATION REQUEST


1. Name of Access Person:


2. Account Title:



3. Account Number:



4.   Legg Mason Fund to be purchased or sold:



5.   Maximum number of shares or $ amount to be purchased or sold:



6.   Name and phone number of broker to effect transaction:



7.   Check applicable boxes: Purchase___    Sale___

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) If I am requesting a sale authorization, I have not purchased shares of the same Legg Mason Fund for the same account within 60 calendar days.

     (b) By entering this order, I am not using my knowledge of the portfolio holdings of a Legg Mason Fund in an effort to profit through short-term trading of such Fund.

     (c) I believe that the proposed trade fully complies with the requirements of the Code.



   -------------------------------------       ---------------      ------------
   Access Person's Signature                   Date                 Time

                                   Appendix 3B

                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:


2. Account Title:



3. Account Number:



4. Name of Security:



5. Maximum number of shares or units to be purchased or sold or amount of bond:



6.   Name and phone number of broker to effect transaction:



7. Check applicable boxes: Purchase [GRAPHIC OMITTED] Sale [GRAPHIC OMITTED] Market Order [GRAPHIC OMITTED] Limit Order [GRAPHIC OMITTED]

9. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

     (b) I am not aware that any LMT client has an open order to buy or sell the Security or an Equivalent Security.

     (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a LMT client to profit by the market effect of such transaction.

     (d) . The Security is not being acquired in an initial public offering.

     (e) . The Security is not being acquired in a private placement or, if it is, I have reviewed Section III.C.2. of the Code and have attached hereto a written explanation of such transaction.

     (f) . If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any client account managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) sold the Security or an Equivalent Security in the prior 60 days.

     (g) If I am selling the Security, and if the same or an Equivalent Security has been held within the past 60 days by any client account managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

     (h) I believe that the proposed trade fully complies with the requirements of the Code.

   -----------------------------------         -------------      --------------
   Access Person's Signature                   Date               Time

                                   Appendix 4

                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE

     The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, (b) to the best of my knowledge, was out of the office at the time of such instruction and has not returned, and (c) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                                --------------------------------
                                                Access Person's Designee


                                                --------------------------------
                                                Print Name


                                                --------------------------------
                                                Date

                                   Appendix 5

             FORM OF LETTER TO BROKER, DEALER, BANK, OR MUTUAL FUND

                                     (Date)

(Name
and Address)

         Subject: Account #
                           ---------------------------------------

Dear                                       :
     --------------------------------------

         My employer, ___________________________________, is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                   (Name and Address of Individual Responsible
            for Reviewing Periodic Holdings and Transaction Reports)

         Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.


                                                         Sincerely,


                                                         (Name of Access Person)

                                   Appendix 6

                     CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household: (Include Legg Mason Accounts)


------------------------------- ---------------------------- ---------------------------- ----------------------------
         Account Name            Relationship of Immediate         Account Number               Brokerage Firm
                                       Family Member
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------


I certify that with respect to each of the accounts listed above (initial appropriate boxes):

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

I do not own individually or jointly with others any of the securities held in the account.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

I do not possess or exercise decision making authority over the account.


---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

I do not act as a broker or investment adviser representative for the account.


I agree that I will notify the CCO immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.

                                                     --------------------------
                                                     Access Person's Signature

                                                     --------------------------
                                                     Print Name

                                                     ---------------------------
                                                     Date

                                   Appendix 7

                              NEW ACCOUNT(S) REPORT

I recently opened the following account(s) in which I have a Beneficial
Interest:

----------------- ------------------------------------- -------------------------- --------------------------
                    NAME OF BROKER, DEALER, BANK, OR

  DATE OPENED
                              MUTUAL FUND               ACCOUNT TITLE              ACCOUNT NUMBER
----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------





                                            ------------------------------------
                                            Access Person's Name (Please print)



                                            ------------------------------------
                                            Access Person's Signature



                                            ------------------------------------
                                            Date


                                   APPENDIX #8

                     OUTSIDE BUSINESS ACTIVITIES DISCLOSURE



Name:_____________________________________

If an employee of ____________________ is associated with an organization that is not affiliated with Legg Mason, Inc. as an employee, officer, director, consultant, independent contractor, or otherwise, please provide the following information:

1.     Name and Address of Organization



2.     Nature of Organization



3.     Your Title, Position, or Association



4. Brief Description of Your Duties (specify if responsibilities include handling the organization's financial affairs)



5.     Amount of Time You Devote to Organization



6.     Percentage of Time You Devote to Organization During Normal Business
       Hours



7. Amount of Any Compensation You Receive, if any, and the Frequency With Which it is Received



8.     Is Organization a Client of the Firm?

                                   APPENDIX #9

                           LEGG MASON FAMILY OF FUNDS
                                As of 12/31/2005

 Investment Adviser              Investment Company
Barrett Associates, Inc.        Legg Mason Financial Services Fund*
                                Barrett Growth Fund

Bartlett & Co.                  Legg Mason Balanced Trust*

Batterymarch Financial
Management, Inc.                Legg Mason International Equity Trust*
                                Legg Mason Emerging Markets Trust*
                                Batterymarch U.S. Small Capitalization Equity
                                     Portfolio*
                                USAA Capital Growth Fund
                                Emerging Growth Equity Fund
                                Wilmington Small Cap Strategic Allocation Fund
                                USAA Small Cap Stock Fund

Brandywine Asset Management,    Legg Mason Classic Valuation Fund*
LLC                             Legg Mason U.S. Small-Capitalization Value Trust
                                American AAdvantage Balanced Fund
                                American AAdvantage Small Cap Value Fund
                                American AAdvantage Large Cap Value Fund
                                Russell Insurance Funds Multi-Style Equity Fund
                                Russell U.S. Value Fund
                                Smith Barney International Equity Investments
                                       Trak Fund
                                Pitcairn International Equity Fund

Royce & Associates, LLC         Royce Premier Fund
                                Royce Micro-Cap Fund
                                Pennsylvania Mutual Fund
                                Royce Select Fund
                                Royce TrustShares Fund
                                Royce Low-Priced Stock fund
                                Royce Opportunity Fund
                                Royce Special Equity Fund
                                Royce Value Fund

                                Royce Value Plus Fund
                                Royce Technology Value fund
                                Royce 100 Fund
                                Royce Discovery Fund
                                Royce Financial Services Fund
                                Royce Dividend Value Fund
                                Royce Small-Cap Portfolio
                                Royce Micro-Cap Portfolio
                                AXP Partners Small-Cap Value Fund
                                AXP Variable Portfolio - Partner Series, Inc. -
                                        Small Cap Value Fund

Legg Mason Funds Management,
Inc. & LMM LLC                  Legg Mason Value Trust*
                                Legg Mason American Leading Companies Trust*
                                Legg Mason Growth Trust*
                                Legg Mason Opportunity Trust*
                                Legg Mason Special Investment Trust*
                                U.S. Allianz Variable Insurance Products Trust
                                - U.S. Allianz Legg
                                Mason Value Fund
                                ING Legg Mason Value Portfolio
                                Masters Select Value Fund
                                Masters Select Equity Fund
                                Manufacturer's Investment Trust Core Equity
                                        Trust
                                Ohio National Equity Portfolio

Legg Mason Trust, fsb           Legg Mason Maryland Tax-Free Income Trust*
                                Legg Mason Pennsylvania Tax-Free Income Trust*
                                Legg Mason Tax-Free Intermediate-Term Income
                                        Trust*

Western                         Western Asset Core Bond Portfolio
Asset Management Company        Western Asset Intermediate Bond Portfolio
                                Western Asset Core Plus Bond Portfolio
                                Western Asset Non-U.S.Opportunity Bond
                                Portfolio
                                Western Asset Inflation Indexed Plus
                                Bond Portfolio
                                Western Asset High Yield Portfolio

                                Western Asset Limited Duration Bond Portfolio Western Asset Intermediate Plus Bond Portfolio Legg Mason Investment Grade Income Portfolio Legg Mason Limited Duration Bond Portfolio Legg Mason Global Income Trust* Portfolio
                                Legg Mason High Yield Portfolio*
                                Legg Mason Core Bond Fund*
                                SEI Institutional Managed Trust,
                                        Core Fixed Income Fund
                                Citistreet Funds, Inc. Citistreet Diversified
                                        Bond Fund
                                AHA Investment Funds, Inc. AHA Full Maturity
                                        Fixed Income Portfolio
                                Consulting Group Capital Markets Funds High
                                        Yield Investments The Preferred Fixed
                                        Income Fund
                                Consulting Group Capital Markets Funds Core
                                        Fixed Income Investments
                                SEI Institutional Investments Trust
                                        Core Fixed Income Fund
                                Horace Mann Income Fund
                                Horace Mann Short-Term Investment Fund
                                AB Funds Trust, AB Medium-Duration Fund
                                MassMutual Strategic Balanced Fund
                                Commonfund Institutional Real Return
                                Commonfund Institutional Core Plus Bond Fund
                                Frank Russell Fixed Income I Fund
                                Frank Russell Diversified Bond Fund